                                                                   EXHIBIT 10.23









                                 LEASE AGREEMENT

                                     BETWEEN

                                   IMAGE, L.C.
                                  ("LANDLORD")

                                       AND

                       MEDICAL DEVICE MANUFACTURING, INC.
                                   ("TENANT")



                             200 S. YORKSHIRE STREET
                              SALEM, VIRGINIA 24153



                                JANUARY 11, 2000

                                TABLE OF CONTENTS

1.       TERM.....................................................................................................1
2.       RENT.....................................................................................................1
         2.1      Base Rent.......................................................................................1
         2.2      Adjustment to Base Rent.........................................................................2
         2.3      Additional Rent.................................................................................3
         2.4      Net Lease.......................................................................................3
         2.5      Tenant Purchase Option..........................................................................3
3.       LANDLORD'S TITLE; CONDITION OF PREMISES..................................................................4
4.       TAXES....................................................................................................4
         4.1      Obligation for Payment..........................................................................4
         4.2      Taxes for Period Other Than Term................................................................4
         4.3      Other Impositions...............................................................................4
5.       UTILITIES................................................................................................4
6.       INSURANCE................................................................................................5
         6.1      "All-Risk" Coverage.............................................................................5
         6.2      General Liability...............................................................................5
         6.3      Additional Insureds.............................................................................5
         6.4      Waiver..........................................................................................5
7.       TENANT'S OBLIGATIONS.....................................................................................6
         7.1      Use of the Premises.............................................................................6
         7.2      Tenant's Obligations with Respect to Environmental Laws.........................................6
         7.3      Right to Contest Laws...........................................................................8
8.       ENCUMBRANCES.............................................................................................8
9.       ASSIGNMENTS AND SUBLEASES................................................................................9
10.      SIGNS....................................................................................................9
11.      REPAIRS AND MAINTENANCE..................................................................................9
12.      ALTERATIONS.............................................................................................10
13.      SURRENDER OF PREMISES...................................................................................10
14.      DAMAGE AND DESTRUCTION..................................................................................10
15.      CONDEMNATION............................................................................................11
16.      SUBORDINATION...........................................................................................12
         16.1     General........................................................................................12
         16.2     Attornment and Non-Disturbance.................................................................12
17.      LANDLORD'S ACCESS.......................................................................................12
18.      INDEMNIFICATION AND NON-LIABILITY.......................................................................13
         18.1     Indemnification by Tenant......................................................................13
         18.2     Indemnification by Landlord....................................................................13
         18.3     Non-Liability..................................................................................13
19.      COVENANT OF QUIET ENJOYMENT.............................................................................13
20.      ARBITRATION.............................................................................................14
21.      DEFAULT.................................................................................................14
         21.1     Cure...........................................................................................14

         21.2     Events of Default..............................................................................14
         21.3     Remedies.......................................................................................15
22.      HOLDING OVER............................................................................................15
23.      NO WAIVER...............................................................................................15
24.      MISCELLANEOUS...........................................................................................16
         24.1     Authority......................................................................................16
         24.2     Force Majeure..................................................................................16
         24.3     Memorandum of Lease............................................................................16
         24.4     Notices........................................................................................16
         24.5     Attorneys' Fees................................................................................18
         24.6     Binding Effect.................................................................................18
         24.7     Headings; Meaning of Words; Entire Agreement...................................................18
         24.8     Severability...................................................................................18
         24.9     Entire Agreement...............................................................................18
         24.10    Governing Law..................................................................................18

                                 LEASE AGREEMENT


                  This lease agreement (this "Lease"), is made and entered into this 11th day of January, 2000, by and between Image, L.C., a Virginia limited liability company (the "Landlord"), and Medical Device Manufacturing, Inc., a Colorado corporation ("Tenant").

                                    RECITALS

         A. Tenant, Noble-Met, Ltd., a Virginia corporation (the "Company"), John R. Freeland, Michael S. Miller, Frank N. Page, John R. Trinchere, Thomas F. Lemker, Roger C. Dickinson and the Miller 1998 Trust have entered into a Share Purchase Agreement dated December 22, 1999 (the "Purchase Agreement"), pursuant to which Medical Device Manufacturing, Inc. agreed to purchase all of the outstanding stock of the Company, for the consideration stated therein.

         B. The Company has operated its business for the manufacture and sale of precision wire parts and assemblies for medical devices on the real property, including the appurtenances and existing improvements and facility thereon, more commonly known as 200 S. Yorkshire Street, Salem, Virginia and further described on Schedule A attached hereto (the "Premises"), and Tenant would like to continue to use the Premises for the operation of the Company.

         C. Landlord owns the Premises and desires to lease the Premises to Tenant for the operation of the Company.

                                   AGREEMENTS

         In consideration of the mutual covenants contained herein, Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord the Premises. This Lease is made upon the following terms, covenants and conditions:

1.       TERM.

         The term of this Lease (the "Term") will be six (6) years, commencing on the date of this Agreement (the "Commencement Date"), and expiring at 12 o'clock midnight upon the last day of the month in which the sixth anniversary of the Commencement Date occurs, unless sooner terminated as provided herein. Upon written notice to Landlord at least three (3) months prior to the commencement of any Renewal Term (as defined below), Tenant shall have the option to renew this Lease on two separate occasions, each time for a three (3) year period after the expiration of the Initial Term or any Renewal Term (each a "Renewal Term") upon the same terms and conditions hereunder. The Initial Term and any Renewal Terms are collectively referred to herein as the "Term."

2.       RENT.

         2.1 Base Rent. Throughout the Term, Tenant will pay as rent for the Premises the base annual rent (the "Base Rent") as provided in this Section 2. Base Rent will be payable in equal monthly installments on or before the first day of each month, in full, without deduction, abatement or setoff, at the address specified for Landlord in
Section 25.5 or such other address as Landlord designates. The first monthly payment will be made concurrently with the execution of this Agreement. Rent for any partial month during the Term will be prorated on a per diem basis.

         2.2 Adjustment to Base Rent. The Base Rent for the Initial Term will be $324,996 per year.

                  (i) The Base Rent for the fifth year of the Initial Term will be adjusted effective as of the first day of the fifth lease year (the "Market Commencement Date") to an amount equal to the fair market rental rate for the Premises on the Market Commencement Date. If Landlord and Tenant are unable to agree upon the fair market rental rate for the fifth year within ninety (90) days prior to the commencement of such fifth lease year, then the fair market rental rate of the Premises will be determined by a qualified appraiser mutually selected by Landlord and Tenant or, if Landlord and Tenant are unable to agree upon an appraiser within seventy-five (75) days prior to the commencement date of the fifth lease year, it will be determined by a qualified appraiser selected by two (2) appraisers, one (1) of which Tenant shall designate and the other of which Landlord shall designate at least sixty (60) days prior to the commencement of such fifth lease year. If Tenant elects to renew this lease for the second Renewal Term, the Base Rent effective as of the first day of the tenth year of the Term will be adjusted in accordance with the procedure set forth in this subparagraph (i).

                  (ii) Each year of the Initial Term after the fifth lease year of the Initial Term and each year of the first Renewal Term (if applicable) the Base Rent will be adjusted effective as of the first date of the new lease year to an amount equal to the Base Rent payable for the fifth year of the Term multiplied by the Percentage Increase; provided, however, that the adjusted Base Rent for any year after the fifth year of the Term (a) will not be less than the Base Rent for the prior year and (b) will not be increased by more than fifteen percent (15%) of the Base Rent for the prior year.

                  (iii) In the event Tenant elects to enter into a second Renewal Term, the Base Rent for the second and third years of the second Renewal Term (if applicable) will be adjusted effective as of the first date of the new lease year to an amount equal to the Base Rent for the tenth year of the Term multiplied by the Percentage Increase; provided, however, that the adjusted Base Rent for any year after the tenth year of the Term (a) will not be less than the Base Rent for the prior year and (b) will not be increased by more than fifteen percent (15%) of the Base Rent for the prior year.

                  (iv) "Percentage Increase" means a fraction, the numerator of which is the Index on the first day of the applicable lease year less the Index on the Market Commencement Date and the denominator of which is the Index on the Market Commencement Date. "Index" means the Consumer Price Index for all Urban Consumers, All Items Index (1982-84 = 100), as published by the United States Department of Labor, Bureau of Labor Statistics or such successor index appropriately adjusted that substantially utilizes the same items. If the Index ceases to use the 1982-84 average of 100 as the basis of calculation, or if a substantial change is made in the terms and number of the items composing the Index, the Index will be adjusted to reflect what would have resulted had the change in the manner of computing the Index not been altered.

         2.3 Additional Rent. All charges, costs, expenses and taxes which Tenant assumes or agrees to pay under any provision of this Lease will constitute "Additional Rent." For purposes of this Agreement, Base Rent and Additional Rent are sometimes referred to herein as "Rent."

         2.4 Net Lease. This Lease is a net lease and it is the intention of the parties that, except as otherwise provided or limited by the specific provisions of this Lease, Tenant will be responsible for all costs, taxes and expenses related to the ownership, maintenance, repair and operation of the Premises and all improvements located thereon and incurred or accrued during the Term.

         2.5 Tenant Purchase Option. Throughout the Term and at any time during the Term, Tenant shall have the option to purchase the Premises for an amount equal to the fair market value of the Premises. Tenant shall provide Landlord written notice of its intention to purchase the Premises. If, within fifteen
(15) days after deliver of such notice, Landlord and Tenant are unable to agree upon the fair market value for the Premises, then the fair market value of the Premises will be determined by a qualified appraiser mutually selected by Landlord and Tenant or, if Landlord and Tenant are unable to agree upon an appraiser within thirty (30) days after Tenant delivers notice of its intention to purchase the Premises, fair market value of the Premises will be determined by a qualified appraiser selected by two (2) appraisers, one (1) of which Tenant shall designate and the other of which Landlord shall designate not more than forty-five (45) days after Tenant delivers notice of its intention to purchase the Premises. The fair market value as so determined shall be fixed and binding upon the parties and the cost of the appraiser(s) shall be shared equally by Landlord and Tenant. Promptly after determination of the fair market value, Tenant shall pay the purchase price to Landlord, in immediately available funds, and Landlord shall execute, acknowledge and deliver to Tenant a general warranty deed conveying marketable title in fee simple to the Property. The cost of obtaining title insurance shall be paid by Landlord and all other costs and expenses payable or incurred in connection with closing shall be paid in accordance with the customary procedures for paying such costs and expenses in Salem, Virginia at the time of such closing. If Tenant is in default at the time of closing, Tenant shall, at closing, cure such default(s) or provide Landlord with reasonable assurances acceptable to Lender that such default(s) will be cured or that Lender will be indemnified against reasonable damages arising from such default(s). Notwithstanding the foregoing, if the fair market value of the Premises is determined to be less than the principal amount of Landlord's first mortgage on the Premises on the Commencement Date (which such mortgage shall be amortized and paid in accordance with its terms and shall not be used to facilitate additional borrowing by Landlord) then Tenant shall not be entitled to the purchase option hereunder unless Tenant increases the purchase price for the Premises to an amount equal to the unpaid principal balance of the mortgage.

3.       LANDLORD'S TITLE; CONDITION OF PREMISES.

                  Landlord represents that it is the owner and holder of indefeasible fee title to the Premises, subject only to those matters set forth on the title commitment of even date herewith from Investors Title Insurance Company. As of the Commencement Date, the Premises are in good working order and condition and comply in all material respects with all laws, ordinances, orders, rules, regulations and certificates of occupancy relating to the use, condition or occupancy of the Premises.

4.       TAXES.

         4.1 Obligation for Payment. Tenant shall be liable for, and shall, during the Initial Term or any Renewal Term, as applicable, reimburse to Landlord promptly upon receipt of statement therefore, all real property taxes and assessments assessed against or attributable to the Leased Premises. Tenant shall also be liable for and shall pay and discharge promptly as the same become due during the Initial Term or any Renewal Term, as applicable, all personal property taxes, assessments, license taxes and other charges imposed, assessed or levied upon the equipment and other personal property of any kind installed or located on the Leased Premises and all other taxes, charges, fees and payments imposed, assessed or levied in connection with Tenant's use, occupancy or possession of the Leased Premises.

         4.2 Taxes for Period Other Than Term Any tax, including taxes that have been paid by installment payments, relating to a fiscal period of the taxing authority, a part of which period is included within the Term and a part of which is included in a period of time after the Term, whether or not such tax or installments are assessed, levied, confirmed, imposed upon or in respect of, or become a lien upon the Premises, or become payable, during the Term, will be adjusted between Landlord and Tenant as of the end of the Term, so that Tenant will pay that portion of the tax or installment which the part of the fiscal period included in the Term bears to the fiscal period, and Landlord will pay the remainder.

         4.3 Other Impositions. Tenant will not be obligated to pay local, state or federal income taxes assessed against Landlord or any other taxes or governmental charges or impositions not specifically identified in Section 4.1.

5.       UTILITIES.

         Tenant, will, on a timely basis and at its sole expense pay the appropriate suppliers for all water, sewer, gas, electricity, light, heat, telephone, power and other utilities and communications services required for the operation of or furnished to or consumed on the Premises during the Term, whether or not the services are billed directly to Tenant. Landlord shall deliver to Tenant copies of utility invoices billed directly to Landlord for the Premises promptly after Landlord's receipt thereof. Tenant will also procure, or cause to be procured, without cost to Landlord, any and all necessary permits, licenses or other authorizations required for the lawful and proper installation and maintenance upon the Premises of wires, pipes, conduits, tubes and other equipment and appliances for use in supplying any of the services to and upon the Premises.


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

Landlord, upon reasonable request of Tenant, and at the sole expense and liability of Tenant, will join with Tenant in any application required for obtaining or continuing any of the services.

6.       INSURANCE.

         6.1 "All-Risk" Coverage. Tenant will, at its sole expense, obtain and keep in force, during the Term, "all-risk" coverage insurance in the customary form in the Salem, Virginia area for buildings and improvements of similar character, on all improvements now or after this date located in or appurtenant to the Premises. The amount of the insurance shall be equal to one hundred percent (100%) of the then actual replacement cost of the existing improvements.

         6.2 General Liability. Tenant will, at its sole expense, obtain and keep in force during the Term commercial general liability insurance with a combined single limit of not less than Two Million and No/100 Dollars ($2,000,000.00) for injury to or death of any one person, for injury to or death of any number of persons in one occurrence, and for damage to property, insuring against any and all liability of Landlord and Tenant with respect to the Premises or arising out of Tenant's maintenance or use of the Premises, including without limitation coverage for contractual liability, broad form property damage and non-owned automobile liability. The insurance will insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and damage to property set forth in Section 18. The insurance will be noncontributing with any insurance that may be carried by Landlord and will contain a provision that Landlord, although named as an insured, will nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord, its agents and employees, or the property.

         6.3 Additional Insureds All policies of liability insurance that Tenant is obligated to maintain according to this Lease (other than any policy of workmen's compensation insurance) will name Landlord and such other persons or entities as Landlord specifies from time to time as additional insureds and will be with insurance companies reasonably acceptable to Landlord. Original or copies of original policies (together with copies of the endorsements naming Landlord, and any other persons or entities specified by Landlord, as additional insureds) and evidence of the payment of all premiums of such policies will be delivered to Landlord prior to Tenant's occupancy of the Premises and from time to time at least thirty (30) days prior to the expiration of the term of each policy. All public liability, property damage liability and casualty policies maintained by Tenant will be written as primary policies, not contributing with and not in excess of coverage that Landlord may carry. Upon reasonable request of Tenant, Landlord will provide Tenant with a copy of the policy described in
Section 6.1.

         6.4 Waiver. Landlord and Tenant waive all rights to recover against each other, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, contractors, customers, invitees or visitors of each of theirs (collectively, "Landlord's Agents" or "Tenant's Agents" as applicable) or of any other occupant of the building, for any loss or damage arising from any cause covered by any insurance required to be carried by each of them pursuant to this Section 6.5 or any other insurance actually carried by each of them. Landlord and Tenant will use their best efforts to cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all policies of insurance carried in connection with the

Premises or the contents thereof. Tenant will cause all other occupants of the Premises claiming by, under or through Tenant to execute and deliver to Landlord a waiver of claims similar to the waiver in this Section 6.5 and to obtain such waiver of subrogation rights endorsements.

         7.       TENANT'S OBLIGATIONS.

         7.1 Use of the Premises. Tenant will not use, or permit any portion of the Premises to be used:

                  (i) in violation of any law, ordinance, order, rule, regulation, certificate of occupancy or other governmental requirement;

                  (ii) for any disreputable business or purpose; or

                  (iii) without the consent of the Landlord, as a treatment, storage or disposal facility as such terms are defined by the Resource Conservation or Recovery Act, 42 U.S.C. Section 6901 et seq.

         7.2 Tenant's Obligations with Respect to Environmental Laws.

                  (i) Tenant and the Premises will remain in material compliance with all applicable federal, state and local laws, statutes, ordinances and regulations relating to pollution, hazardous materials in the workplace and protection of health, safety and the environment (collectively, "Environmental Laws"). All governmental permits necessary to Tenant's use or operation of the Premises will remain in effect to the extent required by Environmental Laws, and Tenant will remain in material compliance therewith.

                  (ii) Except for Permitted Materials (as defined below), Tenant will not generate, manufacture, store, treat, release, transport or dispose of any Hazardous Materials (as that term is defined below), at or from the Premises. Tenant will promptly notify Landlord, in writing, if Tenant has or acquires notice or knowledge that any Hazardous Material other than Permitted Material has been released, discharged, disposed of, transported or stored on, in, under or from the Premises. If any Hazardous Material other than Permitted Material is found on the Premises which resulted from, or was caused by, Tenant's use of the Premises on or after the Commencement Date, Tenant, at its own cost and expense, will promptly take such action as is necessary to remediate or remove the Hazardous Material in accordance with Environmental Laws.

                  (iii) Tenant will promptly notify Landlord and provide copies upon receipt of all written complaints, claims, citations, demands, inquiries, reports or notices from third parties relating to Tenant's compliance with or liability under Environmental Laws. If Tenant's use of the Premises on or after the Commencement Date has caused such complaints, claims, citations, demands, inquiries, reports or notices, Tenant will take all reasonable measures to promptly resolve any of those actions and proceedings. Tenant will keep the Premises free of any lien caused by Tenant's use of the Premises and imposed pursuant to any Environmental Laws.

                  (iv) Landlord will have the right at all reasonable times to inspect the Premises to evaluate Tenant's compliance with the terms of this
Section 7.2, and Tenant will cooperate in the conduct of those inspections; provided, however, that Landlord shall not conduct more than one environmental inspection per year unless otherwise required (a) by law or (b) by a purchaser or a lender with respect to a sale, transfer, refinancing or other similar transaction involving the Premises. Landlord shall give Tenant not less than five (5) days written notice of Landlord's intention to conduct an inspection, which inspection shall be done at Landlord's sole cost and expense, and shall not disrupt Tenant's business during such inspections.

                  (v) If Tenant fails to comply with any of Tenant's warranties, representations and covenants contained in this Section 7.2, Landlord shall provide Tenant with a reasonable opportunity to cure such non-compliance. If Tenant fails to correct the non-compliance within the cure period, then Landlord may, but shall not be obligated to, remove any Hazardous Materials or perform any other cleanup that results from or is caused by Tenant's non-compliance, and the reasonable costs and expenses thereof shall be Additional Rent under this Lease, and those costs will become due and payable within thirty (30) days of written demand by Landlord. Tenant will give Landlord, its agents and employees, access to the Premises to remove or otherwise clean up any such Hazardous Material.

                  (vi) Tenant agrees to indemnify and hold Landlord and Landlord's affiliates, shareholders, directors, officers, partners, joint venturers, employees and agents harmless from, against and in respect of all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages, disbursements or expenses of any kind, including reasonable attorneys' fees that may at any time be imposed upon, incurred by or awarded ("Claims") against Landlord or any of them in connection with:

                           (1) any Hazardous Materials on, in, under or
affecting all or any portion of the Premises and all appurtenances thereof during the Term which results from or is caused by Tenant's use of the Premises;

                           (2) any misrepresentation, inaccuracy or breach of
any warranty, covenant or agreement contained or referred to in this Section
7.2;

                           (3) any violation by Tenant of any Environmental Law
during the Term which results from, is permitted by or is caused, in whole or in part, by Tenant's use of the Premises unless such violation is also caused in part by Landlord;

                           (4) the imposition of any lien for the recovery of
any costs for environmental cleanup or other response costs relating to the release or threatened release of Hazardous Materials after the Lease Date arising out of Tenant's use of the Premises; or

                           (5) any acts or omissions of Tenant or Tenant's
Agents during the Term.

                  (vii) Landlord agrees to indemnify and hold Tenant and Tenant's affiliates, shareholders, directors, officers, partners, joint venturers, employees and agents harmless from, against and in respect of all Claims against Tenant or any of them in connection with any

Hazardous Materials present at, on, under, in, affecting or released from the Premises (1) prior to the date of this Lease; (2) after the expiration of the Term; or (3) as a result of the acts or omissions of Landlord or Landlord's Agents at any time.

                  (viii) As used in this Lease, the term "Permitted Materials" means Hazardous Materials that are sold, stored, used, generated, treated, released, transported or disposed of in the ordinary course of Tenant's business and in accordance with applicable Environmental Laws.

                  (ix) As used in this Lease, the term "Hazardous Materials" shall mean (1) any "hazardous wastes" as defined by the Resource Conservation or Recovery Act, 42 U.S.C. Section 6901 et seq.; (2) any "hazardous materials" as defined by the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101 et seq.; (3) any "hazardous substances" as defined by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq.; (4) petroleum, petroleum by-products, gasoline, diesel fuel, crude oil or any fraction thereof; (5) asbestos and asbestos containing material, in any form, whether friable or non-friable; (6) polychlorinated biphenyls; (7) radioactive materials or (8) any other material or substance with respect to which a governmental authority may require environmental investigation or remediation.

         7.3 Right to Contest Laws. Tenant will have the right to contest by appropriate proceedings diligently conducted in good faith in the name of Tenant, or, with the prior consent of the Landlord, in the name of Landlord, or both, without cost or expense to Landlord, the validity or application of any law, ordinance, order, rule, regulation or legal requirement of any nature. If compliance with any law, ordinance, order, rule, regulation or requirement may legally be delayed pending the prosecution of any proceeding, without incurring any lien, charge or liability of any kind against the Premises, or Tenant's interest in the Premises, and without subjecting Tenant or Landlord to any liability, civil or criminal, for failure so to comply, Tenant may delay compliance until the final determination of the proceeding. Even if a lien, charge or liability may be incurred by reason of delay, Tenant may contest and delay, so long as (i) the contest or delay does not subject Landlord to criminal liability and (ii) Tenant furnishes to Landlord security, reasonably satisfactory to Landlord, against any loss or injury by reason of any contest or delay. Landlord will not be required to join any proceedings referred to in this Section unless the provision of any applicable law, rule or regulation at the time in effect requires that the proceedings be brought by or in the name of Landlord, or both. In that event Landlord will join the proceedings or permit them to be brought in its name if Tenant pays all related expenses.

8.       ENCUMBRANCES.

         Tenant shall not create or permit to be created or remain, and will promptly discharge, at its expense, any lien, encumbrance or charge upon the Premises or any part thereof or upon Tenant's leasehold interest therein, which arises out of the use or occupancy of the Premises by Tenant or by reason of any labor and material furnished or claimed to have been furnished to Tenant or by reason of any permitted construction, addition, alteration, repair or restoration on or of any part of the Premises. In the event that any such lien shall be recorded against the Premises, Tenant shall cause such lien to be released or discharged by payment or bonding within ninety (90) days after actual notice of the recordation thereof, or if such lien is not so discharged


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


Tenant shall within such time provide sufficient bonding therefor and notify Landlord that Tenant desires in good faith to contest the validity of the lien and/or the claim on which it is based. Notwithstanding the above and subject to
Section 16, Tenant shall have the right during the Term to subject Tenant's leasehold interest in the Leased Premises to one or more mortgages or deeds of trust (a "Tenant Mortgage"), or to any one or more extensions, modifications or renewals or replacements of a Tenant Mortgage, if the Tenant Mortgage was entered into for the purpose of securing a loan from an institutional lender ("Tenant Mortgagee"). Landlord hereby agrees to execute a waiver of encumbrance and non-disturbance agreement in a form to be mutually agreed upon by Landlord and NationsCredit Commercial Corporation.

9.       ASSIGNMENTS AND SUBLEASES.

         Without Landlord's prior written consent, which shall not be unreasonably withheld or delayed, Tenant will not assign, transfer or sublease this Lease in whole or in part; provided, however, that Tenant, as long as it is not in default under any of the terms or provisions of this Lease, may assign any portion of this Lease without Landlord's consent to (i) a successor business entity to which Tenant assigns and transfers all or substantially all of its business assets, (ii) any entity or person that controls, is controlled by, or is under common control with Tenant, or (iii) any entity that has a net worth that is equal to or greater than Tenant's. Any assignment or subletting in violation of this Section 9 shall be void. In the event of any assignment or subletting, the assignee or subtenant shall assume all of Tenant's obligations under this Lease, shall be bound to comply with all of the terms and provisions of this Lease and shall be liable for the performance of Tenant's covenants and agreements under this Lease while Tenant shall (except in the event that such assignment or transfer is to any entity or person that controls, is controlled by, or is under common control with Tenant) be released from further liability under this Lease. Tenant agrees to pay to Landlord, within ten days after demand by Landlord, the reasonable costs and expenses of Landlord in connection with any request by Tenant for consent to an assignment, transfer or sublease, including reasonable attorneys' fees, whether or not Landlord consents to such assignment, transfer or sublease. In accordance with this Section 9, Landlord hereby consents to Tenant entering into a sublease with its wholly-owned subsidiary, Noble-Met, Ltd.

10.      SIGNS.

         Tenant may install signs on the Premises in accordance with federal, state and local statutes, laws, ordinances and codes.

11.      REPAIRS AND MAINTENANCE.

         Tenant accepts the Premises "as is." During the Term, Tenant will, at its sole cost and expense, maintain the Premises and make repairs, restorations and replacements to the Premises, as and when needed to preserve the Premises in the same good working order and condition on the date of this Lease, normal wear and tear excepted, Tenant will also, at its sole cost and expense, maintain and repair all roadways, driveways, parking areas, landscaping, sidewalks, fencing, lighting and other similar improvements located on the Premises, as and when needed to preserve them in the same good working order and condition as on the date of this Lease, normal wear and tear excepted. If Tenant fails to make such repairs, restorations or replacements, Landlord may make them at the expense of Tenant and the expense will be collectible as Additional Rent to be paid by Tenant within thirty (30) days after delivery of a statement for the expense. Notwithstanding the foregoing, Landlord will, at its sole cost and expense maintain the roof, foundation and similar structural elements of the Premises and will make repairs, restorations and replacements to such elements as and when needed to preserve the premises in the same good working order and condition as on the date of this Lease.

12.      ALTERATIONS.

         Tenant will not make any alterations, additions or improvements to the Premises without Landlord's prior written consent; however, Landlord's prior written consent will not be necessary for any alteration, addition or improvement which:

         (i) does not change the general character or reduce the fair market value of the Premises;

         (ii) is made with due diligence, in a good and workmanlike manner, and in compliance with the laws, ordinances, orders, rules, regulations, certificates of occupancy or other governmental requirements described in
Section 7; and

         (iii) is promptly and fully paid for by Tenant.

         Subject to Tenant's rights in Section 13, all alterations, additions, fixtures and improvements, whether temporary or permanent in character, made in or upon the Premises by Tenant, will immediately become Landlord's property and at the end of the Term will remain on the Premises without compensation to Tenant.

13.      SURRENDER OF PREMISES.

         At the end of this Lease, Tenant will surrender the Premises in the same condition as of the date of this Lease, normal wear and tear excepted. Tenant may remove from the Premises any trade fixtures, equipment and movable furniture placed in the Premises by Tenant, whether or not the trade fixtures or equipment are fastened to the Premises; provided, however, that any damage, other than normal wear and tear, to walls, floors, ceilings or other portions of the Premises resulting from such removal shall be repaired by Tenant to Landlord's reasonable satisfaction. Tenant will not remove any trade fixtures or equipment without Landlord's prior written consent if the removal of the fixtures or equipment will impair the structure of the Premises. All trade fixtures, equipment, furniture, alterations, additions and improvements not so removed will conclusively be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord, at Tenant's expense, with thirty (30) days prior notice to Tenant.

14.      DAMAGE AND DESTRUCTION.

         (a) If any building or improvements on or other portion of the Premises shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord.

Tenant shall promptly proceed to determine the nature and extent of the damage or destruction and to estimate the time necessary to repair or restore the Premises. As soon as reasonably possible, Tenant shall give written notice to Landlord stating Tenant's estimate of the time necessary to repair or restore the Premises ("Notice of Repair"). In case the Premises shall be so damaged by fire or other casualty that the repair or restoration of the Premises to substantially the same condition in which it was immediately prior to the happening of the casualty cannot be completed with the insurance proceeds available therefor within the remaining term of this Lease, Landlord and Tenant shall each have the option to terminate the Lease; provided, however that Tenant shall also have an option to terminate this Lease if the estimate of time set forth in the Notice of Repair is longer than one hundred twenty (120) days after the date of the Notice of Repair. The option by either party to terminate this Lease in accordance with this Section 14(a) shall be given within ten (10) days after the date of the Notice of Repair. If either party exercises its right to terminate the Lease, the Term shall expire ten days after the notice by either party exercising its option to terminate the Lease. Notwithstanding the above, any obligation of Landlord to cause the Premises to be repaired and restored is subject to any rights of a holder of a mortgage or deed of trust encumbering any interest of Landlord in the Premises to such proceeds.

         (b) If the Lease is not terminated in accordance with Section 14(a), the Lease shall continue in full force and effect, and Landlord shall cause the Premises to be repaired and restored to the condition existing prior to the damage or destruction with reasonable diligence. There shall be no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from the making of any repairs, alterations or improvements in or to any portion of the Premises or in any fixtures, appurtenances or equipment therein. Tenant understands that Landlord will not carry insurance of any kind on Tenant's equipment or other property, and Landlord shall not be required to repair, replace or restore any of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant or any improvements, alternations or additions installed by or for the benefit of Tenant under the provisions of this Lease, which shall be repaired or replaced by Tenant at its own expense.

         (c) Landlord and Tenant shall cooperate with each other in the collection of any insurance proceeds which may be payable in the event of any loss, including the execution and delivery of any proof of loss or other actions required to effect recovery. The proceeds of any insurance maintained by Landlord on the personal property of Tenant shall be paid to and become the property of Tenant.

15.      CONDEMNATION.

         If, by exercise of the right of eminent domain or by conveyance made in response to the threat of the exercise of such right (in either case a "Taking"), all of the Premises are taken, or if so much of the Premises are taken that the Premises (even if the restorations described in Section 14 were to be made) cannot be used by Tenant for the purposes for which they were used immediately before the Taking, this Lease will end on the earlier of the vesting of title to the Premises in the condemning authority or the taking of possession of the Premises by the condemning authority (in either case the "Ending Date"). If this Lease ends according to this Section 15, prepaid rent will be appropriately prorated to the Ending Date. If part of the Leased Property is taken or conveyed without substantially interfering with Tenant's use of the Premises, this Lease shall not terminate but shall remain in full force and effect as to the part not taken or conveyed and the Rent to be paid by Tenant during the remainder of the Term shall be reduced to reflect the impact of such taking on Tenant.

16.      SUBORDINATION.

         16.1 General. This Lease and Tenant's rights under this Lease are subject and subordinate to any first mortgage, first deed of trust or other first lien, encumbrance or indenture, together with any renewals, extensions, modifications, consolidations and replacements of them, which now or at any subsequent time affect the Premises, any interest of Landlord in the Premises or Landlord's interest in this Lease and the estate created by this Lease (except to the extent that any such instrument expressly provides that this Lease is superior to it); provided, that, such subordination shall be upon the express condition that this lease shall be recognized by the mortgagee and that all of the rights of Tenant, including Tenant's option to renew the Lease, shall remain in full force and effect during the Initial Term and any Renewal Term. Any Tenant Mortgage and the rights thereunder are subject and subordinate to any mortgage, deed of trust or other lien, encumbrance or indenture, together with any renewals, extensions, modifications, consolidations and replacements of them, which now or at any subsequent time affect the Premises, any interest of Landlord in the Premises or Landlord's interest in this Lease and the estate created by this Lease. This Section 16.1 will be self-operative and no further instrument of subordination will be required in order to effect it. Nevertheless, Tenant shall or shall cause Tenant Mortgagee to execute, acknowledge and deliver to Landlord, at any time and from time to time, upon demand by Landlord, any documents as may be reasonably requested by Landlord, or any mortgagee or any holder of a deed of trust or other instrument described in this Section 16, to confirm or effect the subordination.

         16.2 Attornment and Non-Disturbance If any holder of any mortgage, indenture, deed of trust or other similar instrument described in Section 16.1 succeeds to Landlord's interest in the Premises, Tenant will automatically become the Tenant of, and attorn to, the successor in interest without change in this Lease. In the event of foreclosure or any enforcement of any mortgage, the rights of Tenant hereunder shall expressly survive and this Lease shall in all respects continue in full force and effect. Tenant will execute, acknowledge and deliver an instrument or instruments confirming the attornment, and the successor in interest will execute, acknowledge and deliver an instrument confirming that the successor in interest will not disturb Tenant in its use of the Premises in accordance with this Lease.

17.      LANDLORD'S ACCESS

         Landlord, its agents, employees and contractors, may enter the Premises at any time in response to an emergency and, otherwise, upon not less than twenty-four (24) hours prior written notice and at reasonable hours, such that Landlord's entry will not unreasonably interfere with Tenant's business, to (a) inspect the Premises, (b) supply any other service which this Lease requires Landlord to provide, (c) post notices of nonresponsibility or similar notices or
(d) make repairs which this Lease requires Landlord to make.

18.      INDEMNIFICATION AND NON-LIABILITY

         18.1 Indemnification by Tenant. Tenant will indemnify, defend, release and hold Landlord and Landlord's affiliates, members, officers, directors, shareholders, partners, joint venturers, agents and employees, harmless from, against and in respect of any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities, judgments and expenses (including without limitation reasonable attorneys' fees and court costs) incurred on or after the Commencement Date in connection with or arising from (i) the use of the Premises by Tenant or any person claiming under Tenant; (ii) any activity, work or thing done or permitted or suffered by Tenant in or about the Premises; (iii) any acts, omissions or negligence of Tenant, any person claiming under Tenant, or any of Tenant's Agents; (iv) any breach, violation or nonperformance by Tenant, any person claiming under Tenant, or any of Tenant's Agents of any term, covenant or provision of this Lease or any law, ordinance or governmental requirement of any kind; or (v) any injury or damage to the person, property or business of Tenant or any of Tenant's Agents or any other person entering upon the Premises, except to the extent the same is caused by or results from the gross negligence or willful act of Landlord or any of Landlord's Agents.

         18.2 Indemnification by Landlord Landlord will indemnify, defend, release and hold Tenant and Tenant's affiliates, members, officers, directors, shareholders, partners, joint venturers, agents and employees harmless from, against and in respect of any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities, judgments and expenses (including without limitation reasonable attorneys' fees and court costs) incurred in connection with or arising from any injury or damage to the person, property or business of Tenant or any of Tenant's Agents or any other person entering upon the Premises or under the express or implied invitation of Tenant that is caused by or results from the gross negligence or willful act of Landlord or any of Landlord's Agents, except to the extent the same is caused by or results from the gross negligence or willful act of Tenant or any of Tenant's Agents.

         18.3 Non-Liability Tenant agrees that Landlord and Landlord's Agents will not be liable for any loss, injury, death or damage (including consequential damages) to persons, property or Tenant's business occasioned on or after the Commencement Date by theft; act of God; public enemy; injunction; riot; strike; insurrection; war; court order; requisition; order of governmental body or authority; fire; explosion; falling objects; steam, water, rain or snow; leak or flow of water (including water from the elevator system), rain or snow from the Premises or into the Premises or from the roof, street, subsurface or from any other place, or by dampness, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the Premises; or from construction, repair or alteration of the Premises or from any acts or omissions of any visitor of the Premises, or from any cause beyond Landlord's reasonable control, except as the same is caused by or results from the gross negligence or willful act of Landlord or any of Landlord's Agents and is not also caused by or results from the negligence of Tenant or Tenant's Agents.

19.      COVENANT OF QUIET ENJOYMENT

         So long as Tenant pays the Rent and performs all of its obligations under the terms and conditions of this Lease, Tenant's possession of the Premises will not be disturbed by Landlord, or anyone claiming by, through or under Landlord, or by the holders of the mortgages described in Section 16.

20.      ARBITRATION

         Any controversy or claim arising out of or relating to this Lease or the formation, breach or interpretation hereof, will be settled by arbitration before one arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association in Roanoke, Virginia. Judgment upon the award rendered by the arbitration may be entered and enforced in the court with jurisdiction over the appropriate party. All controversies not subject to arbitration or contesting any arbitration will be litigated in the federal or state courts sitting in the Commonwealth of Virginia (and each of the parties hereto hereby consent to the exclusive jurisdiction of such courts and waive any objections thereto).

21.      DEFAULT

         21.1 Cure If Tenant fails to pay when due amounts payable under this Lease or to perform any of its other obligations under this Lease within the time permitted for its performance, then Landlord, after thirty (30) days' written notice to Tenant and without waiving any of its rights under this Lease, may (but will not be required to) pay the amount or perform the obligation. All amounts so paid by Landlord and all costs and expenses incurred by Landlord in connection with the performance of any obligations will be payable by Tenant to Landlord on demand.

         21.2 Events of Default The following shall constitute "Events of Default" hereunder:

                  (i) Tenant's abandonment of the Premises;

                  (ii) Tenant's delay of ten (10) days in payment of rent or any other amount due hereunder. In an Event of Default as a result of Tenant's failure to pay rent or any other amount due and owing hereunder, Tenant shall pay as additional rent an amount equal to five percent (5%) of the amount of rent in default.

                  (iii) Tenant's failure to observe or perform any other term, covenant or condition of this Lease to be observed or performed by Tenant and if such failure continues for more than twenty (20) days after written notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within twenty (20) days, failure by Tenant to commence to remedy such failure within said twenty (20) days, and thereafter diligently prosecute to completion all steps necessary to remedy such default, provided in all events the same is completed within ninety (90) days;

                  (iv) Tenant files a petition in bankruptcy or is adjudicated a bankrupt or makes an assignment for the benefit of creditors or takes advantage of any insolvency act; or

                  (v) involuntary proceedings under any bankruptcy laws or insolvency act or for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for all or substantially all of Tenant's property, and the proceeding is not dismissed or the receivership or trusteeship is not vacated within sixty (60) days after institution or appointment

                  Upon the occurrence of any one or more of such Events of Default, Landlord may, at its sole option, give Tenant thirty (30) days written notice of cancellation of this Lease (in the case of an Event of Default described in subparagraph (ii) above, however, such notice period shall be ten
(10) days), in which event this Lease and the Term shall come to an end and expire upon the expiration of such thirty (30) day period (or ten (10) day period, if applicable); and Tenant shall then quit and surrender the Premises to Landlord; provided, however, that if Tenant cures (or in the case of an Event of Default described in subparagraph (iii) above, begins to cure) the Event of Default within the applicable cancellation notice period, the Term shall not expire and shall continue as if no Event of Default had occurred.

         21.3 Remedies If any one or more Events of Default set forth in Section
21.2 occurs and is not cured in accordance with Section 21.2, then Landlord may, at its option, after giving written notice to Tenant as stated above, terminate this Lease and re-enter the Premises and again have, possess, and enjoy the same, but no re-entry shall be deemed an acceptance of surrender of this Lease. In the event of re-entry for an Event of Default, Landlord may, at its option, re-let the Premises or any part thereof, as agent for Tenant, for any such rent which it may deem reasonable. In the event of termination for an Event of Default, Tenant shall remain liable for such loss and damages as Landlord may sustain as a result of Tenant's default. No failure on the part of Landlord to enforce any covenant or provision herein, nor the waiver of any right hereunder by Landlord, shall discharge or invalidate such covenant or provision or any other covenant, condition or provision hereof, or affect the right of Landlord to enforce the same in the event of a subsequent breach or Event of Default.

22.      HOLDING OVER

         If Tenant remains in possession of the Premises after the end of this Lease, Tenant will occupy the Premises as a Tenant from month to month, subject to all conditions, provisions and obligations of this Lease in effect on the last day of the Term.

23.      NO WAIVER

         No waiver of any condition or agreement in this Lease by either Landlord or Tenant will imply or constitute a further waiver by such party of the same or any other condition or agreement. No act or thing done by Landlord or Landlord's employees or agents during the Term will be deemed an acceptance of a surrender of the Premises and no agreement to accept the surrender will be valid unless in writing signed by Landlord. The delivery of Tenant's keys to any employee or agent of Landlord will not constitute a termination of this Lease unless Landlord has entered into a written agreement to that effect. No payment by Tenant, or receipt from Landlord, of a lesser amount than the Rent or other charges stipulated in this Lease will be deemed to be anything other than a payment on account of the earliest stipulated Rent. No endorsement or statement on any check or any letter accompanying any check or payment as Rent will be deemed an accord and satisfaction. Landlord will accept the check for payment without prejudice to Landlord's right to recover the balance of the Rent or to pursue any other remedy available to Landlord. If this Lease is assigned, or if the Premises or any part of the Premises are sublet or occupied by anyone other than Tenant, Landlord may collect Rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent reserved in this Lease. No collection will be deemed a waiver of the covenant in this Lease against assignment and subletting; the acceptance of the assignee, subtenant or occupant as Tenant; or a release of Tenant from the complete performance by Tenant of its covenants in this Lease.

24.      MISCELLANEOUS

         24.1 Authority. If Tenant signs this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant warrants to Landlord that Tenant is a duly authorized and existing corporation, that Tenant is qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to enter into this Lease, and that each and every person signing on behalf of Tenant is authorized to do so. Upon Landlord's request, Tenant will provide evidence satisfactory to Landlord confirming these representations.

         24.2 Force Majeure

         Anything in this Lease to the contrary notwithstanding, providing such cause is not due to the willful act or neglect of Landlord, Landlord shall not be deemed in default with respect to the performance of any of terms, covenants and conditions of this Lease if the same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations, controls, restrictions or delays, inability to obtain any materials, services, zoning, project permits, acts of god, fire or other unavoidable casualty, earthquake, floods, explosions, actions of the elements, extreme weather conditions, undue precipitation, other weather conditions, delays caused by Tenant or other cause beyond the reasonable control of Landlord.

         24.3 Memorandum of Lease.

         Upon mutual consent of the parties hereto, which consent shall not be unreasonably withheld, this Lease or a memorandum hereof may be recorded by the parties.

         24.4 Notices Any notice, request, demand, consent, approval or other communication required or permitted under this Lease will be written and will be deemed to have been given (i) when personally delivered, or (ii) on the third day after it is deposited in any depository regularly maintained by the United States postal service, postage prepaid, certified or registered mail, return receipt requested, addressed to:

                  (a)      if to Tenant, to:

                           Rivo Technologies
                           c/o KRG Capital Partners, LLC
                           The Park Central Building
                           1515 Arapahoe Street
                           Tower One, Suite 1500
                           Denver, CO 80202
                           Attn:  Mark M. King and Bruce L. Rogers
                           Telephone:  (303) 390-5005
                           Facsimile:  (303) 390-5015

                           Medical Device Manufacturing, Inc.
                           5000 Independence Street
                           Arvada, Colorado 80002
                           Attn: Eric Pollock
                           Telephone:  (303) 421-7300
                           Fax:  (303) 421-7333

                           with a copy to:

                           Hogan & Hartson L.L.P.
                           1200 17th Street, Suite 1500
                           Denver, Colorado  80202
                           Attention:  Steven A. Cohen
                           Telephone:  (303) 899-7300
                           Facsimile:  (303) 899-7333

                  (b)      if to Landlord, to:

                           Image, L.C.
                           c/o Noble-Met, Ltd.
                           200 S. Yorkshire Street
                           Salem, Virginia 24135
                           Attn:  John R. Freeland


                           with a copy to:

                           Woods, Rogers & Hazelgrove, P.L.C.
                           First Union Tower, Suite 1400
                           10 S. Jefferson Street
                           Roanoke, Virginia 24011
                           Attn:  Nicholas C. Conte
                           Telephone:  (540) 983-7600
                           Facsimile:  (540) 983-7711

Either Landlord or Tenant may change its address or addressee for purposes of this Section by giving ten (10) days prior notice according to this Section. Any notice from Landlord to Tenant will be deemed to have been given if delivered to the Premises, addressed to Tenant, whether or not Tenant has vacated or abandoned the Premises.

         24.5 Attorneys' Fees. If Landlord and Tenant litigate any provision of this Lease or the subject matter of this Lease, the unsuccessful litigant will pay to the successful litigant all costs and expenses, including reasonable attorneys' fees and court costs, incurred by the successful litigation at trial and on any appeal. If, without fault, either Landlord or Tenant is made a party to any litigation instituted by or against the other, the other will indemnify the faultless one against all loss, liability and expense, including reasonable attorneys' fees and court costs, incurred by it in connection with the litigation.

         24.6 Binding Effect This Lease will inure to the benefit of, and will be binding upon, Landlord's successors and assigns. This Lease will inure to the benefit of, and will be binding upon, the Tenant's successors and assigns so long as the succession or assignment is permitted by Section 9.

         24.7 Headings; Meaning of Words; Entire Agreement. The headings used in this Lease are inserted for convenience and are not to be considered in the construction of the provisions of this Lease. The word "Landlord" means only the owner of the Premises from time to time, and, in the event of any sale or conveyance of the Premises, the Landlord shall be released from all covenants, agreements and conditions as Landlord hereunder and without further agreement between the parties, the purchaser or other transferee of the Premises shall be deemed to have assumed all covenants, agreements and conditions of Landlord hereunder.

         24.8 Severability. The invalidity or unenforceability of any provision of this Lease shall not effect or impair the validity of any other provision. The laws of the state in which the Project is located shall govern the interpretation, validity, performance and enforcement of this Lease.

         24.9 Entire Agreement. This Lease, any exhibits hereto, and the Purchase Agreement constitute the entire agreement of the parties with respect to the Premises and all prior understandings and agreements are hereby superseded. This Lease may not be amended or modified except by agreement in writing signed by both parties.

         24.10 Governing Law. This Lease shall be governed, construed and enforced with the Laws of the Commonwealth of Virginia, without regard to conflicts of law principles.

                            [SIGNATURE PAGE FOLLOWS]

         Landlord and Tenant have executed this Lease as of the date first written above.


         LANDLORD:

         IMAGE, L.C., a Virginia limited liability company


         By: /s/ AUTHORIZED SIGNATURE
            -----------------------------------
         Name:
              ---------------------------------
         Its:
             ----------------------------------

         TENANT:

         MEDICAL DEVICE MANUFACTURING, INC., a Colorado corporation


         By: /s/ AUTHORIZED SIGNATURE
            -----------------------------------
         Name:
              ---------------------------------
         Its:
             ----------------------------------